BACAP OPPORTUNITY STRATEGY, LLC

                                FEBRUARY 22, 2005
                            SUPPLEMENT TO PROSPECTUS
                              DATED APRIL 29, 2004

THE PROSPECTUS ("PROSPECTUS") FOR BACAP OPPORTUNITY STRATEGY, LLC (THE "FUND") DATED APRIL 29, 2004 IS REVISED BY REPLACING THE GENERAL INFORMATION SECTION BEGINNING ON PAGE 45 WITH THE FOLLOWING PARAGRAPHS:

                               GENERAL INFORMATION

The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed as a limited liability company under the laws of the State of Delaware on March 6, 2002 and has a limited operating history. The Fund's address is 900 West Trade Street, NC1-026-03-41, Charlotte, North Carolina 28255.

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against a hedge fund and its managers in connection with an investigation into alleged improper mutual fund trading practices with certain families of mutual funds, including the Nations Funds family, for which the Distributor serves as distributor. The Distributor is also the parent of the Adviser. Specifically, the NYAG alleged that the hedge fund and its managers engaged in activities that it characterized as "market timing" and also "late trading."

On March 15, 2004, Bank of America Corporation reached agreements in principle with the NYAG and the Securities and Exchange Commission (the "SEC") over matters related to late trading and market timing of mutual funds. To settle these matters, on February 9, 2005, the Distributor and its affiliates, Bank of America Capital Management, LLC and Banc of America Securities, LLC, entered into an Assurance of Discontinuance with the NYAG and consented to the entry of a cease-and-desist order by the SEC. These settlements contain substantially the same terms and conditions outlined in the agreements in principle.

Since September 5, 2003, a number of lawsuits have been filed in connection with these circumstances. The Distributor, as well as a former President and Manager of the Fund, certain officers of the Fund and affiliates of the Adviser and BACAP Distributors, LLC, among others, are named as defendants in some of these lawsuits in connection with their relationships with the Nations Funds. More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

On April 1, 2004, Bank of America Corporation acquired FleetBoston Financial Corporation ("Fleet"). As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In March 2004, Fleet reached agreements in principle with the NYAG and the SEC relating to these matters. To settle these matters, on February 9, 2005, CMA and CFDI entered into an Assurance of Discontinuance with the NYAG and consented to the entry of a cease-and-desist order by the SEC, each of which contains substantially the same terms and conditions outlined in the agreements in principle.

The settlements with the SEC are available on the SEC's website at HTTP://WWW.SEC.GOV. The settlements with the NYAG are available as part of the Bank of America Corporation Form 8-K filing of February 10, 2005.

PLEASE READ THIS SUPPLEMENT IN CONJUNCTION WITH THE PROSPECTUS, AND RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.